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                                                                    Exhibit 10.7



                          REGISTRATION RIGHTS AGREEMENT



      THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of the

30th day of June, 1997, among Century Electronics Manufacturing, Inc., a

Delaware corporation (the "Company"), and the parties listed on the signature page attached hereto (collectively, together with their successors or assigns,

the "Holders").



      The Holders are holders of notes (the "Notes") which are convertible into shares (collectively, the "Underlying Shares") of the Company's common stock,

par value $.O1 per share (the "Common Stock"). For the purposes of this

Agreement, "Registrable Securities" means, collectively, (a) the Underlying

Shares and (b) any shares of Common Stock issued with respect to the Underlying

Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; but does not include any shares of the Common Stock which may be sold by any of the Holders who are not affiliates of the Company pursuant to

Rule 144(k) of the Securities Act of 1933, as amended (the "Securities Act") or any other rule of similar effect. Notwithstanding anything to the contrary contained in this Agreement, if the Company is party to a merger, consolidation or other combination which causes the Notes to be automatically converted into

Common Stock in accordance with the terms of the Notes, the registration obligations of the Company and/or all other parties with respect to Registrable

Securities shall be governed by the specific terms of the Notes and section 7 of the note purchase letter agreements, dated the date hereof, between the Company and the Holders, and this Agreement shall be automatically terminated.



      The parties hereto agree as follows:



      1. Demand Registration.



            (a) Demand Registration. At any time after six months from the date on which the Common Stock is first publicly traded (the "Effective Date"), the holders of at least 20% of the Registrable Securities may request registration under the Securities Act of all or part of the Registrable Securities. The

Holders will collectively be entitled to request one (1) registration only, and the registration requested pursuant to this paragraph 1(a) is referred to herein as the "Demand Registration." The request for a Demand Registration shall be in writing and shall specify the number of Registrable Securities requested to be registered by each Holder. Within ten (10) days after receipt of any such request, the Company will give written notice of such requested Demand

Registration to all other holders of Registrable Securities and will include in such registration the Registrable Securities with respect to which the Company receives written requests for inclusion therein within fifteen (15) days after the giving (in accordance with paragraph 9(f) hereof) of the Company's notice

(such additional selling Holders, together with the original requesting Holders,

being collectively referred to as the "Requesting Holders"). A registration will not count as the Demand Registration unless and until it has become effective

(unless such Demand Registration has not become effective due solely to the fault of one or more of the Requesting Holders). The Company will pay all

Registration Expenses (as defined in Section 4 hereof) other than underwriting discounts or commissions, if any, and filing fees relating to the Registrable Securities to be registered (collectively, the

"Stockholder Costs") in connection with any registration initiated as a Demand

Registration whether or not it has become effective. Upon the effectiveness of the Demand Registration, the Requesting Holders may thereafter sell the

Registrable Securities covered by the effective Demand Registration from time to time, in their discretion, provided that they comply with all applicable federal and state securities laws, including, without limitation, prospectus delivery requirements; provided, further, that the Company shall not be obligated to keep such Demand Registration statement effective for a period longer than one year.



The Company may, in its discretion, determine that the Demand Registration shall be underwritten by one or more underwriters. In such case, the managing underwriter (the "Underwriter") chosen by the Company shall be reasonably acceptable to the majority in interest of the Requesting Holders. All of the

Registrable Securities requested to be registered by the Requesting Holders shall be included in the Demand Registration.



In addition to all of the Registrable Securities requested to be registered by the Requesting Holders, the Company may include in the Demand Registration additional securities (the "Additional Securities") to be issued by it or to be sold by other security holders; provided, that if the Underwriter, if any,

advises the Company in writing that in its opinion the number of the Additional

Securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering without materially adversely affecting the market for the Company's stock, the Company will include in such registration only such number of the Additional Securities which the

Underwriter determines may be included, pro rata among the Company and the holders of the Additional Securities on the basis of the number of shares that they have requested to be registered or in accordance with contractual rights,

if any, or other preference rights determined by the Company.



            (b) Restrictions on the Demand Registration. The Company will not be obligated to effect the Demand Registration within six (6) months after the effective date of a previous Company registration statement regardless of whether Registrable Securities were included.



      2. Piggyback Registrations.



            (a) Right to Piggyback. Subject to Section 3 below, whenever the

Company proposes to register any of its securities under the Securities Act

(other than pursuant to an underwritten initial public offering of the Common

Stock (the "Initial Offering") or the Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a

"Piggyback Registration"), the Company will give prompt written notice to the

Holders of its intention to effect such a registration and will use its reasonable best efforts to include in such registration all Registrable

Securities requested to be included within fifteen (15) days after the giving

(in accordance with paragraph 9(f) hereof) of the





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Company's notice, all to the extent and under the conditions that such registration is permitted under the Securities Act.



In the event that the Piggyback Registration is underwritten and the managing underwriter (the "Piggyback Underwriter") reasonably believes that the sale of the number of shares proposed to be sold by the Requesting Holders and other holders of Common Stock requesting piggyback registration (the "Other Holders")

would have a material adverse effect on the market for the Company's stock, the

Requesting Holders hereby agree that the number of shares of Registrable

Securities which are sold by the Piggyback Underwriter in the underwritten offering shall be reduced, pro rata with the shares to be sold by the Other

Holders, to such number as the Piggyback Underwriter reasonably recommends may be sold in the offering without having a material adverse effect on the market for the Company's stock. Any reduction shall be pro rata on the basis of the number of shares requested to be registered by the Requesting Holders as well as the Other Holders. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 2 without incurring any liability to the Holders.



            (b) Piggyback Expenses. The Registration Expenses of the Holders

other than Stockholder Costs will be paid by the Company in all Piggyback

Registrations.



      3. Registration Procedures. Whenever the Holders have requested that any

Registrable Securities be registered pursuant to the Demand Registration, the

Company will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as reasonably possible:



            (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective

(provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to one counsel selected by the Requesting Holders copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel);



            (b) furnish to Requesting Holders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus)

such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities included in such registration statement;



            (c) use its best efforts to register or qualify such Registrable

Securities under such other securities or blue sky laws of such jurisdictions as the Holders reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the

Registrable Securities included in such registration statement (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii)

consent to general service of process in any such jurisdiction;



            (d) notify the Holders, at any time when a prospectus relating to

Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement may contain an untrue statement of material fact or may omit any fact necessary to make the statements therein not misleading, and, at the request of the Requesting Holders, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;



            (e) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the National Association of

Securities Dealers, Inc. ("NASD") automated quotation system if similar securities issued by the Company are so listed and, if listed on the NASD automated quotation system, use its reasonable best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of

Rule 11Aa2-1 of the Securities and Exchange Commission if similar securities issued by the Company are so designated, and if the Registrable Securities are traded on NASDAQ, use its reasonable best efforts to arrange for at least two

(2) market makers to register as such with respect to such Registrable

Securities with the NASD;



            (f) provide a transfer agent and registrar for all such Registrable

Securities not later than the effective date of such registration statement;



            (g) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Requesting

Holders or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities:



            (h) make available for inspection upon reasonable notice during the

Company's regular business hours by the Requesting Holders, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the Requesting Holders or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors,

employees and independent accountants to supply all information, reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement, provided, that prior thereto each party





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receiving such information shall agree in writing to reasonable and customary non-disclosure and confidentiality provisions;



            (i) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of a least twelve (12) months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provision of Section 11(a) of the Securities Act and/or Rule 158

thereunder;



            (j) permit the Holders to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of the Requesting Holders and their counsel should be included;



            (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;



            (l) use its reasonable best efforts to cause such Registrable

Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Requesting Holders to consummate the disposition of such

Registrable Securities; and



            (m) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the Requesting Holders shall reasonably request.



If any such registration or comparable statement refers to any Requesting Holder by name or otherwise as the holder of any securities of the Company and if, in its sole and exclusive judgment, such Requesting Holder is or might be deemed to be a controlling person of the Company, the Requesting Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to the Requesting Holder and presented to the Company in writing,

to the effect that the holding by the Requesting Holder of such securities is not to be construed as a recommendation by the Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that the Requesting Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to the

Requesting Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to the

Requesting Holder; provided that with respect to this clause (ii) the Requesting

Holder shall furnish to the Company an opinion of counsel to





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



such effect, which opinion and which counsel shall be reasonably satisfactory to the Company.



In connection with the Demand Registration or a Piggyback Registration which includes Registrable Securities, the Company may require the Holders to furnish to the Company such information regarding the distribution of such securities as the Company may from time-to-time reasonably request in writing. In connection with any such registration hereunder, the Holders shall be deemed to agree that

(i) they shall deliver a copy of the then current prospectus (including any amendment or supplement thereto) as required by Section 5(b) of the Securities

Act, (ii) they shall furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be requested and as is reasonably necessary in order to assure compliance with applicable federal and state securities laws and (iii), upon receipt of any notice from the Company of the happening of any event of the kind described in

Section 3(d), the Holder shall forthwith discontinue disposition of Registrable

Securities pursuant to the registration statement covering such Registrable

Securities until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(d) hereof, and, if so directed by the Company, the Holder shall deliver to the Company (at the Company's expense)

all copies, other than permanent file copies then in such holder's possession,

of the prospectus covering such Registrable Securities current at the time of receipt of such notice.



      4. Registration Expenses. All expenses incident to the Company's performance or compliance with this Agreement, including without limitation all registration, filing and listing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses,

and fees and disbursements of counsel for the Company and the Holders and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by the Company (all such expenses being herein called "Registration Expenses") will be borne by the Company, except for

Stockholder Costs.



      5. Indemnification.



            (a) In the event of a registration of any of the Registrable

Securities under the Securities Act pursuant to Sections 1 or 2 hereof, the

Company agrees to indemnify, to the extent permitted by law, each Holder, its officers and directors and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement under which any of the Registrable

Securities were registered under the Securities Act pursuant to Sections 1 or 2 hereof, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as the same are caused by or contained in any





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



information furnished in writing to the Company by the Holder expressly for use therein or by the Holder's failure to deliver a copy of the registration statement or prospectus or any amendments thereof or supplements thereto after the Company has furnished the Holders with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holder.



            (b) In connection with any registration statement in which a Holder is participating, each Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act)

against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein,

in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder.



            (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one (1) counsel for all parties indemnified by such indemnifying party with respect to such claim.



            (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The indemnifying party also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the indemnifying party's indemnification is unavailable for any reason.



      6. Participation in Underwritten Registrations. No person may participate in any registration hereunder which is underwritten unless such person (a)

agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the





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



person or persons entitled hereunder to approve such arrangements and (b)

completes and executes all questionnaires, powers of attorney, indemnities,

underwriting agreements and other documents required under the terms of such underwriting arrangements.



      7. Obligation to Communicate with Holders. Upon the written request of any

Holder or Holders owning notes convertible into 10 percent or more of the

Registrable Securities, the Company shall deliver to such Holder or Holders the names and addresses of all Holders for the purpose of allowing the requesting

Holder or Holders to communicate regarding a request for the Demand

Registration.



      8. Lock-Up Agreements. The Holders agree not to directly or indirectly effect any public sale or distribution (including without limitation any sales pursuant to Rule 144 and Rule 144A promulgated pursuant to the Securities Act)

of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the 180 day period beginning on the effective date of the Initial Offering, or engage in any hedging transaction with similar effect, unless the underwriters managing the

Initial Offering otherwise agree.



      9. Miscellaneous.



            (a) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of (i) the Company and the holders of a majority in interest of the Registrable Securities if all Holders are treated the same by such amendment or waiver or (ii) the Company and all of the Holders if certain of the Holders are to be treated differently by such amendment or waiver (provided that it is understood that any Holder shall have the right to waive his, her or its rights without the consent of the other Holders).



            (b) Successors and Assigns. All covenants and agreements in this

Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.



            (c) Severability. Whenever possible, each provision of this

Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.



            (d) Counterparts. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.





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            (e) Headings; Interpretation. The headings of this Agreement are inserted for convenience only and do not constitute a Section of this Agreement.

The use of the word "including" in this Agreement shall be by way of example rather than by limitation.



            (f) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service

(charges prepaid) or mailed to the recipient by certified or registered mail,

return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Holders and to the Company at the addresses indicated below:



      If to the Company:     Century Electronics Manufacturing, Inc.

                             374 Turnpike Road

                             Southborough, MA 01772



      With a copy to:        Hemenway & Barnes

                             60 State Street

                             Boston, Massachusetts 02109

                             Attention: Frederic J. Marx, Esq.



      If to the Holders:     To the Addresses Shown on the Company's Records.



or to such other address or to the attention of such other person as the recipient party requested in writing in accordance with this paragraph.



            (g) Prior Rights. This Agreement supersedes and replaces all registration rights of any nature which were previously granted by the Company to any of the Holders under any document, instrument or agreement, and each

Holder agrees and acknowledges that all such prior rights are void and of no effect.



      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.



                             Century Electronics Manufacturing, Inc.





                             By /s/ L J Sainsbury

                                -------------------------

                                L J Sainsbury





                 [HOLDERS' SIGNATURES APPEAR ON FOLLOWING PAGES]





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                               HOLDERS SIGNATURES


/s/ Robert Cohen                          /s/ Gary Kaplowitz
------------------------------            ------------------------------
Robert Cohen                              Gary Kaplowitz



/s/ Lenore Katz                           /s/ Allen Rothstein
------------------------------            ------------------------------
Lenore Katz                               Allen Rothstein



/s/ Ellen Cohen                           /s/ Richard Feldman
------------------------------            ------------------------------
Ellen Cohen                               Richard Feldman



/s/ Meryl Cohen                           /s/ Louis Silverstein
------------------------------            ------------------------------
Meryl Cohen, as Custodian under the       Louis Silverstein

New York UGMA, for Gabrielle, Jaclyn,

Erica and Nicole Cohen, Tenants in Common



                                           /s/ Stefanie Rubin
                                           ------------------------------
                                           Stefanie Rubin


S&R Holdings

                                           /s/ Jeffrey Rubin
                                           ------------------------------
By: /s/ S&R Holidngs                       Jeffrey Rubin
    ---------------------------


EC Partners                                Alan Cohen, Robert Cohen

                                           and Jeffrey Rubin,

By: /s/ EC Partners                        Tenants in Common
    ---------------------------


                                           /s/ Alan Cohen
                                           ------------------------------
/s/ Alexander Brodt                        Alan Cohen
-------------------------------
Alexander Brodt

                                           /s/ Robert Cohen
                                           ------------------------------
                                           Robert Cohen


Abby Cohen May, Jennifer Cohen

and Richard Cohen, Tenants in Common       /s/ Jeffrey Rubin
                                           ------------------------------
                                           Jeffrey Rubin


/s/ Abby Cohen May
------------------------------
Abby Cohen May





/s/ Jennifer Cohen
------------------------------
Jennifer Cohen





/s/ Richard Cohen
------------------------------
Richard Cohen





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